UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2016

Philip Morris International Inc.

(Exact name of registrant as specified in its charter)

Virginia	1-33708	13-3435103
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

120 Park Avenue, New York, New York	10017-5592
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (917) 663-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On February 25, 2016, Philip Morris International Inc. (“PMI”) issued US$500,000,000 aggregate principal amount of its 1.375% Notes due 2019 (the “2019 Notes”), US$750,000,000 aggregate principal amount of its 1.875% Notes due 2021 (the “2021 Notes”) and US$750,000,000 aggregate principal amount of its 2.750% Notes due 2026 (the “2026 Notes” and, together with the 2019 Notes and the 2021 Notes, the “Notes”). The Notes were issued pursuant to an Indenture (the “Indenture”) dated as of April 25, 2008, by and between PMI and HSBC Bank USA, National Association, as trustee (the “Trustee”).

In connection with the issuance of the Notes, on February 18, 2016, PMI entered into a Terms Agreement (the “Terms Agreement”) with Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., ING Financial Markets LLC and Mizuho Securities USA Inc., as representatives of the several underwriters named therein (the “Underwriters”), pursuant to which PMI agreed to issue and sell the Notes to the Underwriters. The provisions of an Underwriting Agreement, dated as of April 25, 2008 (the “Underwriting Agreement”), are incorporated by reference in the Terms Agreement.

PMI has filed with the Securities and Exchange Commission a Prospectus dated February 21, 2014 and a Prospectus Supplement (the “Prospectus Supplement”) dated February 18, 2016 (Registration No. 333-194059) in connection with the public offering of the Notes.

The Notes are subject to certain customary covenants, including limitations on PMI’s ability, with significant exceptions, to incur debt secured by liens and engage in sale/leaseback transactions. PMI may redeem the Notes, in whole or in part, at the applicable redemption prices described in the Prospectus Supplement, plus accrued and unpaid interest thereon to, but excluding, the applicable redemption date. PMI may also redeem all, but not part, of the Notes of each series upon the occurrence of specified tax events as described in the Prospectus Supplement.

Interest on the 2019 Notes is payable semiannually in arrears on February 25 and August 25, commencing August 25, 2016, to holders of record on the preceding February 10 and August 10, as the case may be. Interest on the 2021 Notes is payable semiannually in arrears on February 25 and August 25, commencing August 25, 2016, to holders of record on the preceding February 10 and August 10, as the case may be. Interest on the 2026 Notes is payable semiannually in arrears on February 25 and August 25, commencing August 25, 2016, to holders of record on the preceding February 10 and August 10, as the case may be.

The 2019 Notes will mature on February 25, 2019, the 2021 Notes will mature on February 25, 2021 and the 2026 Notes will mature on February 25, 2026.

The Notes will be PMI’s senior unsecured obligations and will rank equally in right of payment with all of its existing and future senior unsecured indebtedness.

For a complete description of the terms and conditions of the Underwriting Agreement, the Terms Agreement and the Notes, please refer to such agreements and the form of Notes, each of which is incorporated herein by reference and is an exhibit to this report as Exhibits 1.1, 1.2, 4.1, 4.2 and 4.3, respectively.

Certain of the Underwriters and their respective affiliates have, from time to time, performed, and may in the future perform, various financial advisory, commercial and investment banking services for PMI, for which they received or will receive customary fees and expenses. Certain of the Underwriters and their respective affiliates are lenders under PMI’s credit facilities. In addition, certain of the Underwriters or their respective affiliates act as dealers in connection with PMI’s commercial paper programs.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
1.1	Underwriting Agreement, dated as of April 25, 2008 (incorporated by reference to Exhibit 1.1 of PMI’s Registration Statement on Form S-3 (No. 333-150449))

1.2

Terms Agreement, dated February 18, 2016, among PMI and Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., ING Financial Markets LLC and Mizuho Securities USA Inc., as representatives of the several underwriters

4.1	Form of 1.375% Notes due 2019

4.2	Form of 1.875% Notes due 2021

4.3	Form of 2.750% Notes due 2026

5.1	Opinion of Hunton & Williams LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHILIP MORRIS INTERNATIONAL INC.

By:	/S/ JERRY WHITSON
Name:	Jerry Whitson
Title:	Deputy General Counsel and
Corporate Secretary

DATE: February 25, 2016

EXHIBIT INDEX

Exhibit Number	Description
1.1	Underwriting Agreement, dated as of April 25, 2008 (incorporated by reference to Exhibit 1.1 of PMI’s Registration Statement on Form S-3 (No. 333-150449))

1.2

Terms Agreement, dated February 18, 2016, among PMI and Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., ING Financial Markets LLC and Mizuho Securities USA Inc., as representatives of the several underwriters

4.1	Form of 1.375% Notes due 2019

4.2	Form of 1.875% Notes due 2021

4.3	Form of 2.750% Notes due 2026

5.1	Opinion of Hunton & Williams LLP